UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2018

CHRISTOPHER & BANKS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (763) 551-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 14, 2018, Christopher & Banks Corporation (the "Company") received written notice (the "Notice") from the New York Stock Exchange ("NYSE") that it is not in compliance with the continued listing standards set forth in Section 8 of the NYSE Listed Company Manual. The Company is considered below the criteria established by the NYSE for continued listing because (i) its average market capitalization has been less than $50 million over a consecutive 30 trading-day period, and at the same time its stockholders' equity was slightly less than $50 million; and (ii) its 30-day average closing price was below $1.00.

Consistent with the provisions of the Notice, the Company plans to notify the NYSE by June 28, 2018 of its intent to submit a plan that demonstrates its ability to bring the Company into conformity with the continued listing standards within the applicable cure period.

In accordance with NYSE procedures, the Company intends to submit a continued listing plan to the NYSE (the "Plan") by July 29, 2018. Upon receipt of the Plan, the NYSE will have 45 days to review and determine whether the Company has made a reasonable demonstration of its ability to return to conformity with the relevant standards within the applicable cure period. The NYSE will either accept the Plan, at which time the Company would be subject to ongoing monitoring for compliance with the Plan, or the NYSE will not accept the Plan and the Company would be subject to suspension and delisting procedures. During the applicable cure period, the Company's shares will continue to be listed and traded on the NYSE, subject to its continued compliance with the Plan and other NYSE continued listing standards. The Company can provide no assurances that it will be able to satisfy any of the steps outlined above and maintain a listing of its shares.

The receipt of the Notice does not affect the Company's ongoing business operations or its reporting requirements with the Securities and Exchange Commission under applicable federal securities laws.

Item 8.01 Other Events.

On June 15, 2018, the Company issued a press release announcing that it has received a notice of non-compliance with the NYSE continued listing standards as described above. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

	99.1	Christopher & Banks Corporation Press Release dated June 15, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: June 18, 2018	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President, General Counsel

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CHRISTOPHER & BANKS CORPORATION
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
June 14, 2018	001-31390

CHRISTOPHER & BANKS CORPORATION

Exhibit Number	Description

99.1	Christopher & Banks Corporation Press Release dated June 15, 2018.

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